Exhibit 99.1
FPKCCW Small and Mid-Cap Bank and Insurance Conference June 17, 2008

“believe,” or future or conditional verb tenses, and variations or negatives of such terms. statements include, without limitation, statements about BancorpSouth’s markets, BancorpSouth’s initiatives, the usefulness and comparability of average tangible equity as a performance measure, dividend growth, and the future operating results of BancorpSouth, through BancorpSouth Bank. place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in or These
“would” banking, strategic We caution you not to press These forward-looking “could,” These forward-looking “intend,” focus on high quality assets, new loan retain qualified personnel, changes assets, the ability of BancorpSouth to as amended. “will,” BancorpSouth does not undertake any “might,” “may,” within the meaning of Section 27A of the Securities Act of 1933, as “foresee,” “expect,” market presence, growth opportunities, opportunities for mobile “estimate,” operating or expansion strategy, changes in the national economy and in the economy in market areas, the ability of BancorpSouth to attract, train and
Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” amended, and Section 21E of the Securities Exchange Act of 1934, statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “plan,” BancorpSouth’s BancorpSouth’s in consumer preferences, geographic concentrations of BancorpSouth’s implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s releases and filings with the Securities and Exchange Commission. obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation.
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Agenda
• franchise footprint
• BancorpSouth market business considerations of of results initiatives overview BancorpSouth BancorpSouth’s lines Strategic investment An The Major Operating Key
•
3

Corporate Profile
• productsmid-size to products financialsmall-ofto company lineand non-interest holding individuals and capitalization assets in comprehensiveto banking market billion financial locations aservices billion $13.2 8-state 290 Providesandbusinesses Traditional $1.9
•
Data as of March 31, 2008
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SM
J.D. Power and Associates 2008 Retail Banking Satisfaction Study
:
BancorpSouth Ranked “Highest Customer Satisfaction with Retail Banking in the Southeast Region” Retail Banking Satisfaction Index
• Offerings Initiation/Product Resolution Convenience Account Fees Statements Problem Transactions
• • • • •
Proprietary study Your Visit jdpower.com.
. Study based on a total of 19,602 responses measuring 15 providers in the experiences may vary. BancorpSouth received the highest numerical score among retail banks in the Southeast (AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, WV ) region in the proprietary J.D. Power and Associates 2008 Retail SM region and measures opinions of consumers with their primary banking provider. results are based on experiences and perceptions of consumers surveyed in January 2008.
Banking Satisfaction Study
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Mission Statement

- Be the leading financial services company in our markets, close to the client and focused on the economic development of the communities we serve.
- Maximize shareholder value through consistently strong earnings performance, strong and growing market share, and focus on high quality assets.
- Continuously transform BancorpSouth into a more diverse and comprehensive financial services company.
- Be our clients' provider of choice for financial services, a multi-faceted relationship providing maximum long term value to both the client and our company.
- Provide an inspiring career opportunity for dedicated professionals.

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Market Footprint Bancorpsouth

2012 * Growth Markets Top Metro Gross Metropolitan Product (GMP) Projected Growth Rankings 2007 –
28.57%
34.31% 28.1% 26.36% 23.82% 23.43% 32.05% Texarkana, TX/AR – Huntsville, AL – 25.49% Auburn-Opelika, AL-24.01% Mobile, AL – Austin, TX – Palm Coast, FL – Prescott, AZ – St. George, UT – Port St. Lucie, FL –
1. 2. 3. 4. 5. 6. 7. 8. 9.
23.34% 23.12% 22.81% 10.Cape Coral-Ft. Myers, FL – 11.Gulfport-Biloxi, MS – 12.Atlanta, GA –
BancorpSouth Markets * 1/30/08 Forbes.com
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$122 Million Payroll $168 Million Payroll $28 Million Payroll $9 Million Payroll Buildings Equipment Jobs — $161 Million Payroll $330 Million — $970 Million – 2000 Direct Jobs — 4900 Indirect Jobs — 1402 Induced Jobs — 278 Local Gov’t 2232 Construction Jobs (2 year constructionperiod) — $693 Million Revenue Vehicle Volume = 150,000 annually Capital Investment = $1.3 Billion • • Annual Estimated Employment & Payroll (at year 2011 unless otherwise noted) • • • • • Estimated Benefit to the State (25 year Cumulative Based On 2000 Jobs) •
Data based on information obtained from the Mississippi Development Authority and the Community Development Foundation

1Q-2008 total commissions and fees of $24.7 million was a 25% increase over 1Q-2007 of $19.8 million
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Wealth Management Group Total Commissions and Fees as of December 31 ($ in millions)
Trust Brokerage
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Commercial Banking and Treasury Management
• balances * customers sweep Treasury Checking Management Management for revenue Commercial Treasury fee in Treasury * total in in in billion increase balances * $1.21 increase increase Over 12% 24.8% product 23% Management
•
3/31/08 as compared to 3/31/07 *
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Deposits
Total Deposits as of March 31 ($ in billions)
as of March 31, 2008
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Deposits and Borrowings
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Loans
Loans Net of Unearned Income as of March 31 ($ in billions)
as of March 31, 2008
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New Market Loan Growth
March 31, 2008, new loan markets have loan portfolio From January 1, 2004 – added $2.1 billion to BancorpSouth’s
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NPL as a Percent of Outstanding 0.32% 0.41% 0.65% 0.07% 0.63% 0.46% 0.36% 0.07% 0.83% 0.27% 0.39%
4.6 29.3 14.0 0.3 1.0 6.6 6.5 0.9 1.1 1.8 36.8
NPL
$
Outstanding 1,424.3 7,169.5 2,140.1 434.0 150.0 1,412.1 1,799.1 1,234.2 131.3 669.7 9,394.8
$
Loan Portfolio Commercial & Industrial Real Estate Consumer Mortgages Home Equity Agricultural Commercial & Industrial — Owner Occupied Construction, Acquisition and Development Commercial Credit Cards All Other Total Loans
as of March 31, 2008, dollars in millions
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Real Estate Construction, Acquisition and Development
NPL as a Percent of Outstanding 0.00% 0.00% 0.92% 0.07% 0.35% 0.06% - — 4.1 0.1 1.8 0.1 NPL $ - — 2.54 — 0.30 - Non accruing but not 90+ days past due $
due but are accruing — - 1.58 0.06 1.50 0.11 90+ days past $ 52.1 18.5 446.5 81.0 512.1 184.4 Outstanding $
Multi-Family Construction Condominiums 1-4 Family Construction Recreation and All Other Land Commercial Construction Commercial Acquisition and Development
as of March 31, 2008, dollars in millions
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90 Days Past Due, Non-Accrual Loans and OREO / Assets
Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report
19

Reserve Coverage of 90 days Past Due and Non-Accrual Loans
Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report
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% Change 11.56 697.86 13.49 7.44 3.91 2.37 4.67 2.38 98,668 1,355 58,359 105,610 50,062 16,485 33,577 0.42 2007
March 31, $ 110,07010,81166,231113,47052,02016,87535,1450.43 Three Months Ended 2008 $ Results diluted Operating Net interest revenue Provision for credit losses Noninterest revenue Noninterest expense Income before income taxes Income tax provision Net income Net income per share:
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Dollars in thousands, except per share amounts
% Change -2.70 -2.19 -8.68 3.55 3.31 1.11% 15.96% 12.90% 3.66% 2007 79,892,404 March 31, 1.08% 15.61% 11.78% 3.79% Three Months Ended 2008 82,533,799 Performance Ratios Return on average assets Return on tangible equity Return on common equity Net interest margin Average shares outstanding — diluted
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Net Interest Margin
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Balance Sheet Information
% Change 1.50 0.64 5.65 13.96 -5.38 8.67 8.47 104,687 13.70 200712,960,65811,834,4208,739,106 10,659,493 1,126,003 March 31, $ 119,301 14.86 Three Months Ended 200813,154,87111,909,7029,233,023 10,086,201 1,223,653 $ Total assets Total earning assets Loans, net of unearned discount Allowance for credit losses Total deposits Common shareholders’ equity Book value per share
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Dollars in thousands, except per share amounts
Performance Metrics
Return on Average Assets
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Performance Metrics
Return on Average Tangible Equity
26

Earnings Per Share History
Total Year 1st Qtr YTD
27

Tier 1 Capital Leverage Ratio
Data is based on the Federal Reserve’s Bank Holding Company Performance Report
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Tangible Tier 1 Capital Leverage Ratio
Data is based on the Federal Reserve’s Bank Holding Company Performance Report
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Dividend Growth
*
Cash dividend per share of common stock * Projection based on dividends declared to date.
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Strategic Initiatives



- Continue to pursue new market entries
- Create new initiatives for organic growth of deposits and loans
- Maintain our net interest margin
- Increase share of client wallet
- Continue to implement and promote a consistent BancorpSouth brand
- Maintain the highest level of customer satisfaction in the Southeast Region, as acknowledged by J.D. Power & Associates 2008 Retail Banking Satisfaction Study℠
- Continue to leverage industry-leading position in electronic payment technology
- Diversify and grow non-interest revenue

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Key Investment Considerations
• mid-size opportunity to authority small- offices growth and and customers management local infrastructure value support presence local to position retail of shareholder market on degree leveraged technological capital on Unique Focusedbusiness High Size Superior Solid Focused
•
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Periods ending 3/31/08
33
Total Shareholder Return including dividends
S&P 500 Index
S&P 500 Banks Index
BXS
Bloomberg Source:
33

common stock is traded on the New York Stock Exchange Additional information can be found at . BancorpSouth’s under the symbol BXS. www.bancorpsouth.com

The Emerging Regional Bank of the Mid-South

APPENDIX
Unaudited Reconciliation of Non-GAAP Financial Measure

Return on average tangible equity should not be considered an alternative to return on average shareholders' equity or other financial statement data, but rather as a non-GAAP measure of financial performance. Return on average tangible equity is computed by dividing the annualized net earnings available to common shareholders by the average tangible shareholders' equity.

Average tangible shareholders' equity equals average shareholders' equity less goodwill and identifiable intangible assets. Management believes that return on average tangible equity is a meaningful measure because it reflects the equity deployed in BancorpSouth's businesses. Because return on average tangible equity is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, return on average tangible equity as presented may not be comparable to other similarly titled measures of other companies. The following table sets forth a reconciliation of return on average shareholders' equity to return on average tangible equity:

(Average Balances, Dollars in thousands)

	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	December 31, 2007	Quarter Ended March 31, 2007	Quarter Ended March 31, 2008
Shareholders' Equity	$845,874	$873,264	$934,563	$1,000,351	$1,121,000	$1,055,665	$1,199,457
Deduct: Goodwill and identifiable intangible assets	65,287	85,324	135,086	165,192	258,774	202,361	294,082
Tangible Shareholders' Equity	780,587	787,940	799,476	835,159	862,226	853,304	905,375
Return on Average Shareholders' Equity	15.50%	12.67%	12.33%	12.52%	12.31%	12.90%	11.78%
Return on Average Tangible Equity	16.80%	14.04%	14.41%	14.99%	16.00%	15.96%	15.61%